Exhibit 10.97

THIS AMENDMENT AGREEMENT No. 1 (this Amendment Agreement) is dated as of October 26, 2005

BETWEEN:

(1)	WARP TECHNOLOGY HOLDINGS, INC., a Nevada corporation, (the Company);

(2)	FORTRESS CREDIT OPPORTUNITIES I LP, as lender (the Lender); and

(3)	FORTRESS CREDIT CORP., as agent (in that capacity, the Agent).

WHEREAS:

(A)	The Company, Fortress Credit Corp., as original lender, and the Agent have entered into the credit facilities agreement dated August 2, 2005 (the Credit Agreement).

(B)	Pursuant to Section 2.1 of the Credit Agreement, on August 2, 2005, Fortress Credit Corp. loaned the Company $10,000,000.00. On the date hereof, pursuant to Section 2.1 of the Credit Agreement, Fortress Credit Corp. has made an additional loan of $15,000,000.00 to the Company to allow the Company to acquire the following companies: David Corporation, Foresight Software, Inc., Process Software, LLC, ProfitKey International, LLC and Tesseract Corporation.

(C)	Fortress Credit Corp., as original lender, and the Lender have entered into an assignment and assumption agreement dated August 2, 2005 by which Fortress Credit Corp. transferred all its rights and obligations as original lender to the Lender.

(D)	This Amendment Agreement is supplemental to and amends the Credit Agreement. The Company, the Lender and the Agent have agreed that the Credit Agreement should be amended as set forth in this Amendment Agreement.

IT IS AGREED as follows:

1.	INTERPRETATION

1.1	Definitions

Terms defined in the Credit Agreement (by reference or otherwise) have, unless expressly defined in this Amendment Agreement, the same meanings in this Amendment Agreement.

1.2	Construction

The provisions of Clause 1.2 (Construction) of the Credit Agreement apply to this Amendment Agreement as though they were set out in full in this Amendment Agreement, except that references to “this Agreement” are to be construed as references to this Amendment Agreement.

2.	EFFECT OF AMENDMENT AGREEMENT

With effect on and from the date of this Amendment Agreement, the Credit Agreement will be amended by, and the rights and obligations of the parties thereto relating to their future performance under the Credit Agreement will be governed by and construed in accordance with, the Credit Agreement as amended and supplemented by this Amendment Agreement.

3.	AMENDMENTS

(a)	The Credit Agreement will be amended on and from the date of this Amendment Agreement in accordance with the amendments and supplements described in this Clause 3 (Amendments).

(b)	The definition of “Collateral Account” is deleted in its entirety and replaced with the definition in Exhibit A (Collateral Account Definition).

(c)	The definition of “Subordinated Indebtedness” is deleted in its entirety and replaced with the following definition:

"Subordinated Indebtedness means (i) the principal amount of $2,500,000.00 which will remain outstanding after the Closing Date under the Subordinated Note and Warrant Purchase Agreement and (ii) that certain promissory note dated October 26 in which the Company has agreed to pay Platinum Equity, LLC the aggregate principal sum of $1,750,000 together with accrued interest.”

(d)	Clause 7.2(Mandatory prepayments – certain proceeds) is amended by deleting Clause 7.2(c) in its entirety and replacing it with the following paragraph (c):

"(c) an amount equal to 100% of all Excess Cash Flows (calculated for each period commencing on the later of the Closing Date or the date on which a prepayment under this subclause (c) was last previously made and ending on the date immediately prior to a payment under this subclause (c)).”

(e)	Schedule 7 (Principal Due) to the Credit Agreement is deleted in its entirety and replaced by Schedule 7 (Principal Due) to this Amendment Agreement

(f)	Schedule 8 (Material Agreements) to the Credit Agreement is deleted in its entirety and replaced by Schedule 8 (Material Agreements) to this Amendment Agreement.

(g)	Schedule 9 (Redeemable Preference Shares) to the Credit Agreement is deleted in its entirety and replaced by Schedule 9 (Redeemable Preference Shares) to this Amendment Agreement.

(h)	Schedule 10 (Compliance Certificate) to the Credit Agreement is deleted in its entirety and replaced by Schedule 10 (Compliance Certificate) to this Amendment Agreement.

(i)	Schedule 12 (Material Group Members) to the Credit Agreement is deleted in its entirety and replaced by Schedule 12 (Material Group Members) to this Amendment Agreement.

(j)	Schedule 13 (Intellectual Property Rights) to the Credit Agreement is amended by adding to the end thereof the list of intellectual property rights in Schedule 13 (Intellectual Property Rights) to this Amendment Agreement.

(k)	Schedule 14 (Subsidiaries) to the Credit Agreement is deleted in its entirety and replaced by Schedule 14 (Subsidiaries) to this Amendment Agreement.

(l)	Schedule 15 (Financial Terms and Covenants) to the Credit Agreement is deleted in its entirety and replaced by Schedule 15 (Financial Terms and Covenants) to this Amendment Agreement.

4.	REPRESENTATIONS AND WARRANTIES

4.1	Representations and Warranties

The Company makes each representation and warranty set out in Clauses 4.2 (Powers and Authority) through 4.6 (Credit Agreement) to each Finance Party.

4.2	Powers and authority

It has the power to enter into and perform, and has taken all necessary action to authorize the entry into and performance of this Amendment Agreement and the transactions contemplated by this Amendment Agreement.

4.3	Legal validity

(a)	This Amendment Agreement is its legally binding, valid and enforceable obligation.

(b)	This Amendment Agreement is in the proper form for its enforcement in the jurisdiction of its incorporation.

4.4	Non-conflict

The entry into and performance by it of, and the transactions contemplated by, this Amendment Agreement do not and will not:

(a)	conflict with any law or regulation applicable to it; or

(b)	conflict with its constitutional documents; or

(c)	conflict with any document which is binding upon it or any of its assets or constitute a default or termination event (however described) under any such document, in each case to an extent or in a manner which:

(i)	has a Material Adverse Effect;

(ii)	could reasonably be expected to result in any liability on the part of any Secured Creditor to any third party; or

4.5	(iii) Authorizations	could require the creation of any Lien over any asset in favor of a third party.

All authorizations required by it in connection with the entry into, performance and validity and enforceability of, and the transactions contemplated by, this Amendment Agreement have been obtained or effected (as appropriate) and are in full force and effect.

4.6	Credit Agreement

On the date of this Amendment Agreement, the representations and warranties set out in Clauses 15.2 (Status) through 15.16 (United States laws) of the Credit Agreement:

(a)	are true with each such representation and warranty being understood to mean such representation and warranty as amended pursuant to Clause 3 (Amendments); and

(b)	would also be true if references to “this Agreement” were construed as references to the Credit Agreement as amended by this Amendment Agreement.

4.7	Acknowledgment of Reliance

The Company acknowledges that it makes such representations and warranties with the intention of persuading the Lender and the Agent to enter into this Amendment Agreement and that the Lender and the Agent have entered into this Amendment Agreement on the basis of, and in full reliance on, each of such representations and warranties.

5.	GOVERNING LAW, ETC.

This Amendment Agreement is governed by the laws of the State of New York. The provisions of Clauses 36 (Governing Law) and 37 (Enforcement) of the Credit Agreement are incorporated by reference into this Amendment Agreement as if fully set out herein, with each reference to “this Agreement” (including in the definition of Finance Documents) being understood to be a reference to this Amendment Agreement.

6.	SEVERABILITY

If any provision of this Amendment Agreement is or becomes illegal, invalid or unenforceable in any jurisdiction, that shall not affect:

(a)	the legality, validity or enforceability in that jurisdiction of any other provision of this Amendment Agreement; or

(b)	the legality, validity or enforceability in any other jurisdiction of that or any other provision of this Amendment Agreement.

7.	COUNTERPARTS

This Amendment Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Amendment Agreement.

8.	COMPLETE AGREEMENT

This Amendment Agreement, the Credit Agreement and the other Finance Documents contain the complete agreement between the Parties on the matters to which such agreements relate and supersede all prior commitments, agreements and understandings, whether written or oral, with respect to those matters.

9.	NATURE OF THIS AMENDMENT AGREEMENT

(a)	By signing this Amendment Agreement, the Parties designate this Amendment Agreement as a Finance Document.

(b)	Except as specifically amended by this Amendment Agreement, the Credit Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The Credit Agreement and this Amendment Agreement will be read and construed as a single document.

10.	CERTAIN AGREEMENTS REGARDING ACCOUNTS

The Company hereby agrees that:

(a)	It shall on the date hereof instruct each of the banks listed in Exhibit B (pursuant to a written instruction satisfactory to the Agent) to immediately close each of the accounts listed in Exhibit B which are held at such bank and to forward any checks or payments received by such bank for the benefit of the Company or any other Obligor to one of the accounts listed in Exhibit C. It will promptly provide Agent with a copy of any confirmation it receives that such accounts have been closed.

(b)	It shall provide the Agent with evidence within 15 days of the date hereof that either (i) Comerica Bank will agree to enter into a long term control agreement in form and substance satisfactory to the Agent relating to all accounts listed in Exhibit C or (ii) it has identified another bank that will open accounts to replace all of the accounts listed in Exhibit C and has provided the Agent with a draft of a control agreement from such bank.

(c)	It shall, prior to November 25, 2005, deliver to the Agent either (i) a long term control agreement in form and substance satisfactory to the Agent executed by Comerica Bank and all relevant Obligors relating to each of the accounts listed in Exhibit C, or (ii) each of (A) evidence that all accounts listed in Exhibit C have been closed, that new accounts have been opened with a bank satisfactory to the Agent, and that Comerica Bank and all banks listed in Exhibit B have been instructed to forward any checks or payments received by any such bank for the benefit of the Company or any other Obligor to one of such new accounts and (B) a fully executed control agreement in form and substance satisfactory to the Agent relating to all such new accounts.

(d)	It shall ensure that each bank account of the Company or any other Obligor (whether now or hereafter existing) is at all times from and after the date hereof (or the date on which any such account is opened) subject to a control agreement in form and substance satisfactory to the Agent.

(e)	It shall (as soon as reasonably practical and in any event prior to the next payment date) notify all customers of any Obligor that currently make payments into any of the accounts listed in Exhibit B to make all future payments to an account which is subject to a long term control agreement in form and substance satisfactory to the Agent.

(f)	The failure by the Company to comply with any of its obligations under this Section 10 shall be an immediate Event of Default.

The undersigned, intending to be legally bound, have executed and delivered this Amendment Agreement on the date stated at the beginning of this Amendment Agreement.

SIGNATORIES

Company

WARP TECHNOLOGY HOLDINGS, INC.

By: /s/ Ernest C. Mysogland

Name: Ernest C. Mysogland

An authorized officer

Lender

FORTRESS CREDIT OPPORTUNITIES I LP

By: /s/ Marc K. Furstein
Name: Marc K. Furstein
Title: Chief Operating Officer

Agent

FORTRESS CREDIT CORP., as Agent for and on behalf of the Finance Parties

By: /s/ Marc K. Furstein
Name: Marc K. Furstein
Title: Chief Operating Officer

ACKNOWLEDGMENT

By signing this acknowledgment, we acknowledge and agree to this Amendment Agreement.

GUPTA TECHNOLOGIES, LLC

By: /s/ Ernest C. Mysogland

Name: Ernest C. Mysogland

An authorized officer

WARP SOLUTIONS, INC.

By: /s/ Ernest C. Mysogland

Name: Ernest C. Mysogland

An authorized officer

WARP SOLUTIONS, LTD.

By: /s/ Ernest C. Mysogland

Name: Ernest C. Mysogland

An authorized officer

6043577 CANADA INC.

By: /s/ Ernest C. Mysogland

Name: Ernest C. Mysogland

An authorized officer

SPIDER SOFTWARE, INC.

By: /s/ Ernest C. Mysogland

Name: Ernest C. Mysogland

An authorized officer

GUPTA TECHNOLOGIES, LTD.

By: /s/ Ernest C. Mysogland

Name: Ernest C. Mysogland

An authorized officer

GUPTA TECHNOLOGIES GmbH

By: /s/ Ernest C. Mysogland

Name: Ernest C. Mysogland

An authorized officer

GUPTA TECHNOLOGIES S.A. de C.V.

By: /s/ Ernest C. Mysogland

Name: Ernest C. Mysogland

An authorized officer

KENOSIA CORPORATION

By: /s/ Ernest C. Mysogland

Name: Ernest C. Mysogland

An authorized officer

DAVID CORPORATION

By: /s/ Ernest C. Mysogland

Name: Ernest C. Mysogland

An authorized officer

FORESIGHT SOFTWARE, INC.

By: /s/ Ernest C. Mysogland

Name: Ernest C. Mysogland

An authorized officer

PROCESS SOFTWARE, LLC

By: /s/ Ernest C. Mysogland

Name: Ernest C. Mysogland

An authorized officer

PROFITKEY INTERNATIONAL, LLC

By: /s/ Ernest C. Mysogland

Name: Ernest C. Mysogland

An authorized officer

TAC/HALO, LLC

By: /s/ Ernest C. Mysogland

Name: Ernest C. Mysogland

An authorized officer